SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 27, 2006

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Agreement.

On February 27, 2006, Isis Pharmaceuticals, Inc. (the “Company”) extended Stanley T. Crooke and B. Lynne Parshall’s severance benefit agreements dated April 8, 2003.  Copies of the letters effecting the extension are attached to this report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Letter dated February 27, 2005 extending Dr. Crooke’s severance benefit agreement.

99.2	Letter dated February 27, 2005 extending Ms. Parhsall’s severance benefit agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: March 1, 2006	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1                                                                           Letter dated February 27, 2005 extending Dr. Crooke’s severance benefit agreement.

99.2                                                                           Letter dated February 27, 2005 extending Ms. Parhsall’s severance benefit agreement.